80
                                                Exhibit 23.1






INDEPENDENT AUDITORS' CONSENT


We   consent  to  the  incorporation  by  reference  in  the
Registration Statements Nos. 33-3777, 33-16650, 33-55383, 33-
63956  and 333-12463 on Form S-8 of our report, dated  April
21,   2004   with  respect  to  the  consolidated  financial
statements  and  schedule  of  Park  Electrochemical   Corp.
included  in  the  Annual  Report  on  Form  10-K  of   Park
Electrochemical Corp. for the fiscal year ended February 29, 2004.




                                   ERNST & YOUNG LLP



New York, New York
May 13, 2004